EXHIBIT 99.1

Catheter Precision Receives Notice from NYSE American Regarding Late Filing of Quarterly Report on Form 10-Q

Fort Mill, SC, August 25, 2023 – Catheter Precision, Inc. (the "Company") (NYSE American:  VTAK) announced today that on August 22, 2023, the Company received a notice from NYSE Regulation stating that the Company is not in compliance with the continued listing standards of the NYSE American (the "Exchange") under the timely filing criteria set forth in Section 1007 of the NYSE American Company Guide (the "Company Guide"). The non-compliance results from the Company's failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the "Delinquent Report") by the extended filing due date of August 21, 2023 (the "Filing Delinquency").

As previously disclosed, the delay in the filing of the Company's Quarterly Report relates principally to additional time that is needed to complete certain analyses related to the purchase price allocation in connection with the Company’s acquisition of the former Catheter Precision, Inc. on January 9, 2023, including without limitation, an analysis of whether possible changes in estimates of purchase price and related estimated line items preliminarily reported in the registrant’s Form 10-Q for the quarter ended March 31, 2023 should be considered changes in estimates or corrections of errors, as well as coordination and logistical issues arising in connection with the registrant’s change of auditors that occurred during the quarter ended June 30, 2023. Although the Company does not anticipate a lengthy delay, it is unable to project an exact filing date at this time. Management and the audit committee are continuing to work towards the completion of the Quarterly Report and are cooperating with the Company's auditors to ensure the review is completed as soon as possible.

In accordance with Section 1007 of the Company Guide, the Company will have six months from the date of the Filing Delinquency, or until February 21, 2024 (the "Initial Cure Period"), to file the Form 10-Q with the SEC. During the Initial Cure Period, the Exchange will monitor the Company and the status of the Delinquent Report and any subsequent delayed filings, until the Filing Delinquency is cured. If the Company fails to file the Form 10--Q during the Initial Cure Period, the Exchange may, in its sole discretion, provide an additional six-month cure period (the "Additional Cure Period"). If the Exchange determines that an Additional Cure Period is not appropriate, suspension and delisting procedures will commence in accordance with the procedures set out in Section 1010 of the Company Guide. If the Exchange determines that an Additional Cure Period of up to six months is appropriate and we fail to file the Delinquent Report and any subsequent delayed filings by the end of that period, suspension and delisting procedures will generally commence. The Company can regain compliance with the Exchange's continued listing standards at any time during the Initial Cure Period or Additional Cure Period, as applicable, by filing the Form 10--Q and any subsequent delayed filings with the SEC.

Notwithstanding the foregoing, however, the Exchange may in its sole discretion decide (i) not to afford us an Initial Cure Period or Additional Cure Period, as the case may be, at all or (ii) at any time during the Initial Cure Period or Additional Cure Period, to truncate the Initial Cure Period or Additional Cure Period, as the case may be, and immediately commence suspension and delisting procedures if we should become subject to delisting pursuant to any other provision of the Company Guide, including if the Exchange believes, in the Exchange's sole discretion, that continued listing and trading of our securities on the Exchange is inadvisable or unwarranted in accordance with Sections 1001-1006 of the Company Manual.

During the Initial Cure Period and the Additional Cure Period, if applicable, the Company's securities will continue to trade on the Exchange, subject to the Company's compliance with other continued listing requirements, with a late filer (".LF") indicator.

About Catheter Precision

Catheter Precision is an innovative U.S.-based medical device company bringing new solutions to market to improve the treatment of cardiac arrhythmias. It is focused on developing groundbreaking technology for electrophysiology procedures by collaborating with physicians and continuously advancing its products. Reincorporated as Ra Medical Systems, Inc. in Delaware in 2018, the Company changed its name to Catheter Precision, Inc. on August 17, 2023.

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Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements. Forward-looking statements can be identified by words such as "believe," "anticipate," "may," "might," "can," "could," "continue," "depends," "expect," "expand," "forecast," "intend," "predict," "plan," "rely," "should," "will," "may," "seek," or the negative of these terms and other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements include, but are not limited to, our anticipated timing of the filing of our Report on Form 10-Q for the quarter ended June 30, 2023. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company's expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including that the finalization of the purchase price for the former Catheter Precision, Inc. and related allocations is a complicated process that, coupled with the logistics involved in our recent change in auditors, could take longer to complete than we currently contemplate.  Additional risks that may impact the actual outcomes of our forward looking statements include but are not limited to risks and uncertainties included under the caption "Risk Factors" in the Company's Form 10-K filed with the SEC and available at www.sec.gov. These risks and uncertainties include, but aren't limited to, that we will not be able to reach profitability unless we are able to achieve our product expansion and growth goals, our research and development and commercialization efforts may depend on entering into agreements with corporate collaborators, we have entered into joint marketing agreements with respect to our products, and may enter into additional joint marketing agreements, that will reduce our revenues from product sales, royalty agreements with respect to our LockeT device will reduce any future profits from this product, if we experience significant disruptions in our information technology systems, our business may be adversely affected, litigation and other legal proceedings may adversely affect our business, if we make acquisitions or divestiture we could encounter difficulties that harm our business, failure to attract and retain sufficient qualified personnel could also impede our growth, failure to maintain effective internal controls could cause our investors to lose confidence in us and adversely affect the market price of our common stock, if our internal controls are not effective, we may not be able to accurately report our financial results or prevent fraud, our revenues may depend on our customers' receipt of adequate reimbursement from private insurers and government sponsored healthcare programs, we may be unable to compete successfully with companies in our highly competitive industry, many of whom have substantially greater resources than we do, our future operating results depend upon our ability to obtain components in sufficient quantities on commercially reasonable terms or according to schedules, prices, quality and volumes that are acceptable to us, and suppliers may fail to deliver components, or we may be unable to manage these components effectively or obtain these components on such terms, if hospitals, physicians and patients do not accept our current and future products or if the market for indications for which any product candidate is approved is smaller than expected, we may be unable to generate significant revenue, if any, our medical device operations are subject to pervasive and continuing FDA regulatory requirements, our products may be subject to additional recalls, revocations or suspensions after receiving FDA or foreign approval or clearance, which could divert managerial and financial resources, harm our reputation, and adversely affect our business, changes in trade policies among the U.S. and other countries, in particular the imposition of new or higher tariffs, could place pressure on our average selling prices as our customers seek to offset the impact of increased tariffs on their own products, increased tariffs or the imposition of other barriers to international trade could have a material adverse effect on our revenues and operating results. The risks and uncertainties described above may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, or other pandemics, supply chain disruptions from the Ukraine war and otherwise, and ongoing volatility in the stock markets and the U.S. economy in general.

The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

CONTACTS:

At the Company

David Jenkins

973-691-2000

IR@catheterprecision.com

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